EXHIBIT 24




                               Power of Attorney


     The undersigned, a director of CapMAC Holdings Inc. (the "Company"), does hereby constitute and appoint each and any of John B. Caouette, Ram D. Wertheim and Paul V. Palmer, as my true and lawful attorney and agent, with full power of substitution and resubstitution, to do any and all acts and things in my name and behalf in any and all capacities and to execute any and all instruments for us in my name in any and all capacities, which attorney and agent may deem necessary or advisable to enable the Company to comply with the Securities Exchange Act of 1933, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission (the "Commission"), in connection with the filing with the Commission of a Registration Statement on Form S-1 relating to the offering of Common Stock of the Company, including specifically, but without limitation, power and authority to sign for me in my name in my capacity as a director of the Company, any and all amendments (including post-effective amendments) thereto; and I do hereby ratify and confirm all that said attorney and agent, or his substitute, shall do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 24th day of May, 1996.




                                                  /s/ George M. Jenkins
                                                  ---------------------------
                                                  George M. Jenkins

                               Power of Attorney


     The undersigned, a director of CapMAC Holdings Inc. (the "Company"), does hereby constitute and appoint each and any of John B. Caouette, Ram D. Wertheim and Paul V. Palmer, as my true and lawful attorney and agent, with full power of substitution and resubstitution, to do any and all acts and things in my name and behalf in any and all capacities and to execute any and all instruments for us in my name in any and all capacities, which attorney and agent may deem necessary or advisable to enable the Company to comply with the Securities Exchange Act of 1933, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission (the "Commission"), in connection with the filing with the Commission of a Registration Statement on Form S-1 relating to the offering of Common Stock of the Company, including specifically, but without limitation, power and authority to sign for me in my name in my capacity as a director of the Company, any and all amendments (including post-effective amendments) thereto; and I do hereby ratify and confirm all that said attorney and agent, or his substitute, shall do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 30th day of May, 1996.




                                                  /s/ John B. Caouette
                                                  ---------------------------
                                                  John B. Caouette

                               Power of Attorney


     The undersigned, a director of CapMAC Holdings Inc. (the "Company"), does hereby constitute and appoint each and any of John B. Caouette, Ram D. Wertheim and Paul V. Palmer, as my true and lawful attorney and agent, with full power of substitution and resubstitution, to do any and all acts and things in my name and behalf in any and all capacities and to execute any and all instruments for us in my name in any and all capacities, which attorney and agent may deem necessary or advisable to enable the Company to comply with the Securities Exchange Act of 1933, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission (the "Commission"), in connection with the filing with the Commission of a Registration Statement on Form S-1 relating to the offering of Common Stock of the Company, including specifically, but without limitation, power and authority to sign for me in my name in my capacity as a director of the Company, any and all amendments (including post-effective amendments) thereto; and I do hereby ratify and confirm all that said attorney and agent, or his substitute, shall do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 28th day of May, 1996.




                                                  /s/ Bryan A. Bowers
                                                  ---------------------------
                                                  Bryan A. Bowers

                               Power of Attorney


     The undersigned, a director of CapMAC Holdings Inc. (the "Company"), does hereby constitute and appoint each and any of John B. Caouette, Ram D. Wertheim and Paul V. Palmer, as my true and lawful attorney and agent, with full power of substitution and resubstitution, to do any and all acts and things in my name and behalf in any and all capacities and to execute any and all instruments for us in my name in any and all capacities, which attorney and agent may deem necessary or advisable to enable the Company to comply with the Securities Exchange Act of 1933, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission (the "Commission"), in connection with the filing with the Commission of a Registration Statement on Form S-1 relating to the offering of Common Stock of the Company, including specifically, but without limitation, power and authority to sign for me in my name in my capacity as a director of the Company, any and all amendments (including post-effective amendments) thereto; and I do hereby ratify and confirm all that said attorney and agent, or his substitute, shall do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 30th day of May, 1996.




                                                  /s/ Akira Seko
                                                  ---------------------------
                                                  Akira Seko

                               Power of Attorney


     The undersigned, a director of CapMAC Holdings Inc. (the "Company"), does hereby constitute and appoint each and any of John B. Caouette, Ram D. Wertheim and Paul V. Palmer, as my true and lawful attorney and agent, with full power of substitution and resubstitution, to do any and all acts and things in my name and behalf in any and all capacities and to execute any and all instruments for us in my name in any and all capacities, which attorney and agent may deem necessary or advisable to enable the Company to comply with the Securities Exchange Act of 1933, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission (the "Commission"), in connection with the filing with the Commission of a Registration Statement on Form S-1 relating to the offering of Common Stock of the Company, including specifically, but without limitation, power and authority to sign for me in my name in my capacity as a director of the Company, any and all amendments (including post-effective amendments) thereto; and I do hereby ratify and confirm all that said attorney and agent, or his substitute, shall do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 27th day of May, 1996.


                                                  /s/ Doren W. Russler
                                                  ---------------------------
                                                  Doren W. Russler

                               Power of Attorney


     The undersigned, a director of CapMAC Holdings Inc. (the "Company"), does hereby constitute and appoint each and any of John B. Caouette, Ram D. Wertheim and Paul V. Palmer, as my true and lawful attorney and agent, with full power of substitution and resubstitution, to do any and all acts and things in my name and behalf in any and all capacities and to execute any and all instruments for us in my name in any and all capacities, which attorney and agent may deem necessary or advisable to enable the Company to comply with the Securities Exchange Act of 1933, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission (the "Commission"), in connection with the filing with the Commission of a Registration Statement on Form S-1 relating to the offering of Common Stock of the Company, including specifically, but without limitation, power and authority to sign for me in my name in my capacity as a director of the Company, any and all amendments (including post-effective amendments) thereto; and I do hereby ratify and confirm all that said attorney and agent, or his substitute, shall do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 30th day of May, 1996.




                                                  /s/ James H. Laird
                                                  ---------------------------
                                                  James H. Laird

                               Power of Attorney


     The undersigned, a director of CapMAC Holdings Inc. (the "Company"), does hereby constitute and appoint each and any of John B. Caouette, Ram D. Wertheim and Paul V. Palmer, as my true and lawful attorney and agent, with full power of substitution and resubstitution, to do any and all acts and things in my name and behalf in any and all capacities and to execute any and all instruments for us in my name in any and all capacities, which attorney and agent may deem necessary or advisable to enable the Company to comply with the Securities Exchange Act of 1933, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission (the "Commission"), in connection with the filing with the Commission of a Registration Statement on Form S-1 relating to the offering of Common Stock of the Company, including specifically, but without limitation, power and authority to sign for me in my name in my capacity as a director of the Company, any and all amendments (including post-effective amendments) thereto; and I do hereby ratify and confirm all that said attorney and agent, or his substitute, shall do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 30th day of May, 1996.




                                                  /s/ Todd G. Cole
                                                  ---------------------------
                                                  Todd G. Cole

                               Power of Attorney


     The undersigned, a director of CapMAC Holdings Inc. (the "Company"), does hereby constitute and appoint each and any of John B. Caouette, Ram D. Wertheim and Paul V. Palmer, as my true and lawful attorney and agent, with full power of substitution and resubstitution, to do any and all acts and things in my name and behalf in any and all capacities and to execute any and all instruments for us in my name in any and all capacities, which attorney and agent may deem necessary or advisable to enable the Company to comply with the Securities Exchange Act of 1933, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission (the "Commission"), in connection with the filing with the Commission of a Registration Statement on Form S-1 relating to the offering of Common Stock of the Company, including specifically, but without limitation, power and authority to sign for me in my name in my capacity as a director of the Company, any and all amendments (including post-effective amendments) thereto; and I do hereby ratify and confirm all that said attorney and agent, or his substitute, shall do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 24th day of May, 1996.




                                                  /s/ John T. Shea
                                                  ---------------------------
                                                  John T. Shea

                               Power of Attorney


     The undersigned, a director of CapMAC Holdings Inc. (the "Company"), does hereby constitute and appoint each and any of John B. Caouette, Ram D. Wertheim and Paul V. Palmer, as my true and lawful attorney and agent, with full power of substitution and resubstitution, to do any and all acts and things in my name and behalf in any and all capacities and to execute any and all instruments for us in my name in any and all capacities, which attorney and agent may deem necessary or advisable to enable the Company to comply with the Securities Exchange Act of 1933, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission (the "Commission"), in connection with the filing with the Commission of a Registration Statement on Form S-1 relating to the offering of Common Stock of the Company, including specifically, but without limitation, power and authority to sign for me in my name in my capacity as a director of the Company, any and all amendments (including post-effective amendments) thereto; and I do hereby ratify and confirm all that said attorney and agent, or his substitute, shall do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 25th day of May, 1996.




                                                  /s/ Homer Mck. Rees
                                                  ---------------------------
                                                  Homer Mck. Rees

                               Power of Attorney


     The undersigned, a director of CapMAC Holdings Inc. (the "Company"), does hereby constitute and appoint each and any of John B. Caouette, Ram D. Wertheim and Paul V. Palmer, as my true and lawful attorney and agent, with full power of substitution and resubstitution, to do any and all acts and things in my name and behalf in any and all capacities and to execute any and all instruments for us in my name in any and all capacities, which attorney and agent may deem necessary or advisable to enable the Company to comply with the Securities Exchange Act of 1933, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission (the "Commission"), in connection with the filing with the Commission of a Registration Statement on Form S-1 relating to the offering of Common Stock of the Company, including specifically, but without limitation, power and authority to sign for me in my name in my capacity as a director of the Company, any and all amendments (including post-effective amendments) thereto; and I do hereby ratify and confirm all that said attorney and agent, or his substitute, shall do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 30th day of May, 1996.




                                                  /s/ Dr. Rosita Leong
                                                  ---------------------------
                                                  Dr. Rosita Leong

                               Power of Attorney


     The undersigned, a director of CapMAC Holdings Inc. (the "Company"), does hereby constitute and appoint each and any of John B. Caouette, Ram D. Wertheim and Paul V. Palmer, as my true and lawful attorney and agent, with full power of substitution and resubstitution, to do any and all acts and things in my name and behalf in any and all capacities and to execute any and all instruments for us in my name in any and all capacities, which attorney and agent may deem necessary or advisable to enable the Company to comply with the Securities Exchange Act of 1933, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission (the "Commission"), in connection with the filing with the Commission of a Registration Statement on Form S-1 relating to the offering of Common Stock of the Company, including specifically, but without limitation, power and authority to sign for me in my name in my capacity as a director of the Company, any and all amendments (including post-effective amendments) thereto; and I do hereby ratify and confirm all that said attorney and agent, or his substitute, shall do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 24th day of May, 1996.




                                                  /s/ Charles P. Durkin, Jr.
                                                  ---------------------------
                                                  Charles P. Durkin, Jr.

                               Power of Attorney


     The undersigned, a director of CapMAC Holdings Inc. (the "Company"), does hereby constitute and appoint each and any of John B. Caouette, Ram D. Wertheim and Paul V. Palmer, as my true and lawful attorney and agent, with full power of substitution and resubstitution, to do any and all acts and things in my name and behalf in any and all capacities and to execute any and all instruments for us in my name in any and all capacities, which attorney and agent may deem necessary or advisable to enable the Company to comply with the Securities Exchange Act of 1933, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission (the "Commission"), in connection with the filing with the Commission of a Registration Statement on Form S-1 relating to the offering of Common Stock of the Company, including specifically, but without limitation, power and authority to sign for me in my name in my capacity as a director of the Company, any and all amendments (including post-effective amendments) thereto; and I do hereby ratify and confirm all that said attorney and agent, or his substitute, shall do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 29th day of May, 1996.




                                                  /s/ Stephen L. Green
                                                  ---------------------------
                                                  Stephen L. Green

                               Power of Attorney


     The undersigned, a director of CapMAC Holdings Inc. (the "Company"), does hereby constitute and appoint each and any of John B. Caouette, Ram D. Wertheim and Paul V. Palmer, as my true and lawful attorney and agent, with full power of substitution and resubstitution, to do any and all acts and things in my name and behalf in any and all capacities and to execute any and all instruments for us in my name in any and all capacities, which attorney and agent may deem necessary or advisable to enable the Company to comply with the Securities Exchange Act of 1933, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission (the "Commission"), in connection with the filing with the Commission of a Registration Statement on Form S-1 relating to the offering of Common Stock of the Company, including specifically, but without limitation, power and authority to sign for me in my name in my capacity as a director of the Company, any and all amendments (including post-effective amendments) thereto; and I do hereby ratify and confirm all that said attorney and agent, or his substitute, shall do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 24th day of May, 1996.




                                                  /s/ Leif H. Olsen
                                                  ---------------------------
                                                  Leif H. Olsen

                               Power of Attorney


     The undersigned, a director of CapMAC Holdings Inc. (the "Company"), does hereby constitute and appoint each and any of John B. Caouette, Ram D. Wertheim and Paul V. Palmer, as my true and lawful attorney and agent, with full power of substitution and resubstitution, to do any and all acts and things in my name and behalf in any and all capacities and to execute any and all instruments for us in my name in any and all capacities, which attorney and agent may deem necessary or advisable to enable the Company to comply with the Securities Exchange Act of 1933, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission (the "Commission"), in connection with the filing with the Commission of a Registration Statement on Form S-1 relating to the offering of Common Stock of the Company, including specifically, but without limitation, power and authority to sign for me in my name in my capacity as a director of the Company, any and all amendments (including post-effective amendments) thereto; and I do hereby ratify and confirm all that said attorney and agent, or his substitute, shall do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 30th day of May, 1996.




                                                  /s/ Richard Yancey
                                                  ---------------------------
                                                  Richard Yancey